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                                                                Exhibit 99(b)




     ADMINISTRATIVE SERVICES AGREEMENT BY AND BETWEEN FOLKSAM INTERNATIONAL
                          INSURANCE COMPANY LTD. (PUBL)

                    FOLKSAM MUTUAL GENERAL INSURANCE COMPANY

                                       AND

            FUND AMERICAN MANAGEMENT COMPANY (EACH A "PARTY" AND, COLLECTIVELY,
                  THE "PARTIES") DATED AS OF DECEMBER 4, 2001

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                                                                      EXHIBIT A

                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS AGREEMENT (THIS "AGREEMENT") DATED AS OF DECEMBER 4, 2001, IS MADE BY AND BETWEEN FOLKSAM INTERNATIONAL INSURANCE COMPANY LTD. (PUBL) ("FOLKSAM"), REG. NO 502006-1650 A STOCK INSURANCE COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF SWEDEN, FOLKSAM MUTUAL GENERAL INSURANCE COMPANY, REG. NO. 502006-1619, AN INSURANCE COMPANY ORGANIZED UNDER THE LAWS OF SWEDEN AND THE OWNER OF ALL THE ISSUED AND OUTSTANDING STOCK OF FOLKSAM ("FOLKSAM GENERAL") AND FUND AMERICAN MANAGEMENT COMPANY LTD, ("FUND"), A COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF BERMUDA.

                                    RECITALS:

         WHEREAS, FOLKSAM WILL TRANSFER A PORTION OF ITS ASSUMED REINSURANCE BUSINESS TO FUND PURSUANT TO THE TERMS AND CONDITIONS OF AN ASSET PURCHASE AGREEMENT AND A TRANSFER AND ASSUMPTION AGREEMENT; AND

         WHEREAS, FOLKSAM DESIRES FUND TO PERFORM ADMINISTRATIVE FUNCTIONS ON BEHALF OF FOLKSAM FROM AND AFTER THE DATE HEREOF WITH RESPECT TO THE RETAINED BUSINESS (AS DEFINED HEREIN); AND NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

                              Article I DEFINITIONS

     SECTION 1.01 DEFINITIONS

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Transfer and Assumption Agreement or Asset Purchase Agreement (jointly the "Purchase Agreements"), as applicable (in the event of any conflict between this Agreement and the Purchase Agreements, the definitions set forth in this Agreement shall prevail). As used in this Agreement the following terms shall have the following meanings:

     "CLAIMANTS" has the meaning set forth in Section 2.03 hereof.

     "LICENSES" has the meaning set forth in Section 8.02 hereof.

     "LOSS FUND ACCOUNT" has the meaning set forth in Section 9.01 hereof.

     "RETAINED BUSINESS" means the assumed reinsurance business of Folksam which has not been transferred to Fund pursuant to the Transfer and Assumption Agreement, excluding the UK operations of Folksam.

     "RETAINED BUSINESS FEE" has the meaning set forth in Section 10.01 hereof.

     "RUN-OFF SERVICES" has the meaning set forth in Section 2.01 hereof.

     "SERVICES" means, collectively, the Run-Off Services.

     "TERMINATION EVENT" means any event set forth in Section 12.02 hereof.

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             "THIRD PARTY REINSURANCE" means all reinsurance and retrocession agreements between Folksam (as Cedant) and third party reinsurers (as reinsurer or retrocessionaire) inuring to the benefit of the Retained Business.

                             Article II APPOINTMENT

             SECTION 2.01 APPOINTMENT OF FUND

             Folksam and Folksam General hereby appoint Fund to provide services with respect to the Retained Business and all Third Party Reinsurance, the administrative services specified in Articles III, IV, V, VI and VII of this Agreement for the discharge by Fund of its obligations hereunder for the period specified in Section 12.01 hereof on the terms and conditions set forth in this Agreement (such services hereinafter referred to as the "Run-Off Services").

              SECTION 2.02  ACCEPTANCE OF APPOINTMENT

              Fund hereby accepts the appointment to perform the Run-Off Services and agrees to maintain during the term of this Agreement sufficient resources and personnel in order to provide the Run-Off Services under this Agreement PROVIDED however, the requirements of this sentence shall not prevent Fund from subcontracting or otherwise delegating to any other person its obligations hereunder.

              SECTION 2.03 NOTICE OF APPOINTMENT

              Folksam shall prepare and send, at its own expense, written notice of its appointment pursuant to Section 2.01 to all Cedants or Third Party Reinsurers and any person who, after the Closing Date, submits a claim under the Retained Business ("Claimants"). Such notice shall specify that Fund has been appointed by Folksam to provide services with respect to such Contracts and that all premiums, claims and reports should be remitted as directed by Fund.

                          Article III RUN-OFF SERVICES

              SECTION 3.01 SPECIFIC SERVICES.

              Fund shall render the following services with respect to the Retained Business and, subject to the limitations set forth in Section 6.01, shall have the rights and discretion set forth or implied in rendering the services referred to below, the exercise of which shall be binding on Folksam:

           - billing, collection and payment of any and all premiums of whatever nature and administration of returns and refunds and adjustments; payment of commissions and other deductions;

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           - contract administration, including the agreement of wordings, signing of addenda, endorsements and amendments; giving of preliminary notice of cancellation or other appropriate action under any Retained Business;

           - termination, cancellation and commutation of the Retained Business;

           - claims handling and administration as specified in Article IV;

           - pursuit of subrogation, salvage and inuring reinsurance and other recoveries and participating in any scheme to minimize and/or avert loss;

           - reporting as specified in Article VII;

           - appointment of adjusters, lawyers or experts or any other person who may be required to act as an agent or representative of Folksam in the ordinary course of business with respect to administration and management of the Retained Business (subject to the limitations specified in Articles IV and VI);

           - defense and pursuit of legal, arbitration and alternative dispute resolution procedures and proceedings as specified in Article IV;

           - maintenance and provision of access to records as specified in
             Article VII;

           - administrative and/or technical support in conjunction with all of the above.

             SECTION 3.02 OTHER SERVICES.

             Fund shall also provide any other services as shall be reasonably required by Folksam from time to time, but only upon mutually agreed terms.

                    Article IV CLAIMS; GENERAL ADMINISTRATION

             SECTION 4.01 PROCESSING AND PAYMENT OF CLAIMS UNDER RETAINED
BUSINESS

             Unless otherwise agreed during the course of this Agreement, Fund shall only provide the following services set forth below with respect to claims made under the Retained Business:

             (1) receive notice of, create and maintain files on, review all claims and loss reports, process all payments and administer all claims handling activities;

                  (a) evaluate claims and pay claims or deny claims in full or in part.

                  (b) arrange for the defense when appropriate under the
                      circumstances under the Retained Business and assume or associate in the defense of an insured or reinsured where desirable;

                  (c) maintain claims files with respect to all claims; and

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                  (d) provide and perform such other claims or claims related services which are in the scope of this Agreement.

              SECTION 4.02 PAYMENT AND DEFENSE OF CLAIMS

              Folksam agrees that it shall bear all expense and make payments from its own funds with respect to claims related to Retained Business and shall pay any and all expenses related to the defense of any insured or reinsured with respect to such claims.

                        Article V THIRD PARTY REINSURANCE

              SECTION 5.01 THIRD PARTY REINSURANCE

                  (a) Fund shall administer on behalf and in the name of Folksam all reinsurance cessions with respect to those reinsurance agreements constituting the Third Party Reinsurance. Such administration shall include, without limitation, preparation and submission of all notices and reports required to be prepared and submitted to the reinsurers under such agreements, payment of reinsurance premiums and all other amounts due to such reinsurers, collection of loss recoveries, return premiums, ceding commissions and all other amounts due from such reinsurers and the exercise of any and all rights of Folksam and the performance of each and every obligation of Folksam under such reinsurance agreements, including authority to negotiate, draw upon or make withdrawals from any letter of credit, trust account or other collateral or security established or pledged for the benefit of Folksam with respect to Third Party Reinsurance.

                  (b) To the extent necessary to cause any Third Party Reinsurers to pay reinsurance recoveries or otherwise enforce Folksam's rights. Folksam hereby nominates, constitutes and appoints Fund as attorney-in-fact with full power and authority to act for and on behalf of Folksam with respect to causing payment or otherwise enforcing the Third Party Reinsurance. Folksam shall execute and deliver to Fund such additional instruments as Fund may reasonably request to evidence such appointment as attorney-in-fact. Fund shall have exclusive authority to cause such payment of reinsurance recoveries or enforcement of the Third Party Reinsurance.

              SECTION 5.02 MAINTENANCE/COMMUTATION OF THIRD PARTY REINSURANCE

              Fund shall be authorized to agree to and to take such actions on behalf and in the name of Folksam as Fund deems necessary and shall be authorized to commute any Third Party Reinsurance on such terms and conditions as it shall deem appropriate in its sole discretion.

              SECTION 5.03 PAYMENT AND DEFENSE OF LITIGATION OR ARBITRATION

              Folksam agrees that it shall bear all expense and make payments from its own funds with respect to any arbitration or litigation proceeding arising under or relating to any Third Party Reinsurance.

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                           Article VI CO-PARTICIPATION

              SECTION 6.01 PARTICIPATION BY FOLKSAM

                  (a) Notwithstanding any provision in this Agreement, Folksam and Folksam General shall have the right to participate in and direct the handling and management of claims and any litigation arising from or related to the Retained Business or the Third Party Reinsurance. Such participation shall include the right to make final and binding determinations as to: (1) asserting or foregoing a defense to coverage, (2) accepting or rejecting a settlement offer, (3) making a settlement offer or offer to commute, (4) initiating or continuing suit or arbitration proceedings, (5) the selection of counsel or (6) the exercise of a right to take any of the actions specified in (1) through (5) above.

                  (b) Provided however, notwithstanding the provisions of the foregoing paragraph (a) above, Fund shall have the authority to independently settle and pay any claim(s) arising from or related to the Retained Business or the Third Party Reinsurance in an amount, exclusive of litigation or administration expenses, of up to US $250,000. Fund shall notify and seek authority from Folksam for claim(s) in excess of such amount.

              Article VII BOOKS, RECORDS and FINANCIAL INFORMATION

              SECTION 7.01 ACCOUNTING AND REPORTING.

                  (a) During the term of this Agreement, Fund shall prepare and deliver to Folksam and Folksam General within 20 (twenty) Business Days following the end of each calendar quarter, financial information with respect to the underwriting results of the Retained Business or Third Party Reinsurance. The underwriting information prepared by Fund shall be in a form reasonably satisfactory to the Parties and consistent with industry requirements necessary to support Folksam's preparation and filing of the statutory, regulatory, and tax filings required to be filed by Folksam. Such financial information shall be reviewed by Folksam and Folksam General within 5 (five) Business Days. Folksam shall advise Fund of any additional information which is required by Folksam in order to permit Folksam's accountants to prepare and file any statutory, regulatory or tax filings. PROVIDED, HOWEVER, that in the event that Fund is unable to provide or timely provide such information due to reasons beyond its control (or due to the existence of system failures beyond its control), Fund shall use commercially reasonable efforts, at Folksam's expense, to promptly provide such information to the Parties and the Parties hereto shall work together to reach a mutually acceptable arrangement for the Parties to receive such information.

                  (b) Fund shall further prepare and deliver all other reports or information as the Parties reasonably agree, PROVIDED, HOWEVER, with respect to reports or information which is not normally prepared in the ordinary course of the Business as was being conducted prior to the Closing Date, Folksam shall reimburse Fund for costs incurred for preparing such reports or information, including but not limited to the allocable share of the salaries of employees and normal business overhead costs directly related to such reports and information being provided under this subsection.

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             SECTION 7.02 MAINTENANCE OF BOOKS AND RECORDS AND FACILITIES.

             During the term of this Agreement, Fund shall maintain all books and records for all transactions pertaining to the Retained Business and Third Party Reinsurance, including, but not limited to, any claims submitted and any documents relating thereto, any communications among or between the parties or intermediaries and any and all communications with Third Party Reinsurers and all data and information used in the performance of this Agreement. Fund shall be entitled to exclusive possession, custody and use of such books and records and claim files, PROVIDED, HOWEVER, that all such books and records relating to this Agreement shall be the property of Folksam.

             (a) Fund shall back-up all of its computer files used in the performance of the services under this Agreement on a weekly basis and shall maintain back-up files in an off-site location at the expense of Folksam.

             (b) Folksam shall, at its own expense, during the term of this Agreement, maintain Facilities to accomplish the purposes of this Agreement. Such Facilities shall be comparable to those Facilities maintained by Folksam prior to the Closing. The term "Facilities" shall mean any and all real estate leases, systems and equipment necessary for Fund to perform the services provided for herein.

             (c) INSPECTION. Folksam and Fund, as the case may be, and their designated representatives may, during normal business hours and at any other time on reasonable notice, review, inspect, examine and reproduce any and all books, records and information pertaining to any matter or dispute arising under or relating to this Agreement. This Section shall survive termination of this Agreement.

                             Article VIII COVENANTS

             SECTION 8.01

             (a) Folksam shall invest the investment portfolio of the company consistent with standards established by its Board of Directors in consultation with Fund which standards shall provide for the liquidity necessary to fund the Loss Fund Accounts provided for in Article IX.

             (b) Folksam General shall not enter into any "change of control" transaction during a period of one year after the effective date of this Agreement (the "First Term") with respect to Folksam without the prior written consent of Fund. The term "Change of Control" shall mean the sale of more than 9.9% of any equity securities of Folksam. Furthermore, neither Folksam General nor Folksam shall during the First Term merge, consolidate, dissolve or otherwise liquidate any of Folksam's assets without Fund's prior written consent.

During the remaining term of this Agreement (the "Second Term") (i) Folksam General shall not enter into any transaction relating to its ownership in Folksam and (ii) neither Folksam General nor Folksam shall merge, consolidate, dissolve or otherwise liquidate any of Folksam's assets, resulting in Folksam General not being in control of the management of the

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affairs of Folksam after the conclusion of such a transaction, without Fund's prior written consent (such consent not to be unreasonably withheld).

Nothing in this sub-section (b) shall prohibit Folksam to dispose of its subsidiaries in England or the assets attributable to its London branch, however, only provided that such disposition does not in any way prejudice Fund's rights or obligations under this Agreement. Folksam and Folksam General shall give Fund reasonable advance notice of such proposed disposition, together with reasonable details about the financial implications for Folksam of such a transaction.

             (c) Folksam shall not adopt any plan to liquidate or dissolve, or undertake any proceeding which affects Folksam's or Fund's ability to perform this Agreement, including, but not limited to, any voluntary insolvency or rehabilitation proceedings, except as required by law on the basis of advice of outside counsel

             SECTION 8.02 MAINTENANCE OF LICENSES

             (a) Folksam hereby covenants that it shall at all times during the term of this Agreement maintain in full force and effect all such consents, approvals, licenses, permits, registrations, qualifications and other authorizations necessary under applicable insurance laws, regulations and rules (collectively, "Licenses") to allow Fund to perform the Services.

             (b) Fund hereby covenants that it shall at all times during the term of this Agreement maintain in full force and effect all Licenses necessary for Fund to perform the Services necessary under this Agreement.

             SECTION 8.03 EXCLUSIVITY.

             Except as expressly set forth herein, Folksam's authorization of Fund to take the actions set forth in this Agreement on behalf of Folksam shall be exclusive and Folksam shall not without the prior written consent of Fund authorize any other person to act for Folksam with respect to the subject matter of this Agreement.

                           Article IX BANKING MATTERS

             SECTION 9.01 LOSS FUND ACCOUNTS.

             (a) Folksam shall establish and maintain separately identified bank accounts in USD, GBP, Euro, Swiss Franc and any additional currencies necessary for the purpose of making all necessary payments with respect to the Retained Business (the "Loss Fund Accounts"). Folksam shall authorize the officers and employees of Fund (as designated by Fund) to sign checks, drafts and wire instructions and any other documents necessary for Fund to pay claims and administer the Retained Business from the monies deposited in the Loss Fund Accounts. Folksam shall fund each bank account with an initial deposit to the Loss Fund Accounts in an amount equal to the average monthly claims payments in the applicable currency with respect to the Retained Business, such average to be calculated with reference to the period prior to the date of funding. Claims payable in currencies other than USD, GBP, Euro or Swiss Franc shall be paid from an account maintained in USD and, for

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purposes of calculating the funding obligations hereunder, shall be converted into USD. Fund shall deposit any premiums and reinsurance recoveries into the Loss Fund Accounts. Notwithstanding the foregoing Folksam shall at all times provide funds necessary for the timely payment of all obligations arising out of the Retained Business.

             (b) After the initial deposits, Folksam shall provide such funds, as necessary upon Fund's request, to fund each Loss Fund Account in an amount equal to the average monthly claims payments calculated with reference to the period prior to the date of the request for funding.

             (c) All interest earned on funds held in the Loss Funds Account shall be credited to such accounts and applied for the benefit of Folksam to reduce the funding provided for herein.

                             Article X COMPENSATION

             SECTION 10.01 FEES.

             Folksam shall pay Fund a monthly fee (the "Retained Business Fee") as consideration for the Run-Off Services provided herein with respect to the Retained Business. The Retained Business Fee shall be the total Cost of the payroll (including any and all employees benefit costs, social security charges (SW:Arbetsgivaravgifter) of those employees allocated to the run-off and any and all related costs for items such as rent and rent related items, computer costs and supplies, plus a 15 (fifteen) % margin, plus any VAT (SWE:
MERVARDESSKATT)(if applicable).

             SECTION 10.02 BANKING EXPENSES.

             Folksam shall bear the costs of treasury, banking and other cash and payment transactions in relation to the Retained Business and the Third Party Reinsurance.

             SECTION 10.03 OTHER EXPENSES. Each Party hereto is responsible for the expenses of its attorneys, accountants and other professional advisors, and is responsible for the cost of carrying out its duties under this Agreement, except as otherwise specified in this Agreement, it being expressly understood that Folksam shall be responsible for any and all third party expenses related to the Retained Business or the Third Party Reinsurance.

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                           Article XI INDEMNIFICATION

              SECTION 11.01 INDEMNIFICATION.

                  (a) INDEMNIFICATION BY FUND. Fund agrees to indemnify, defend and hold harmless Folksam and its respective officers and directors, employees, agents, successors and permitted assigns from and against all Losses arising from any fraud, theft, embezzlement, willful misconduct or grossly negligent acts committed by its directors, officers, employees or agents of Fund. As used in this Article XI, "LOSSES" means actual losses, claims, liabilities, fines, penalties, costs or expenses (including attorneys' fees), excluding punitive, exemplary damages.

                  (b) INDEMNIFICATION BY FOLKSAM AND FOLKSAM GENERAL. Folksam and Folksam General agree, jointly and severally, to indemnify, defend and hold harmless Fund and its officers and directors, employees, agents, successors and permitted assigns from and against all Losses, as defined above, due to the failure by Folksam or Folksam General to perform any of its obligations whatsoever under this Agreement. For the avoidance of doubt, the undertaking by Folksam General under this subsection (b) shall also constitute a guarantee by Folksam General as for its own debt (SWE:SOLIDARISK BORGEN) FOR the due and proper fulfillment of all Folksam's payment obligations under this Agreement.

              SECTION 11.02 PROCEDURE

              Any claim for indemnification under this Article shall be governed by the indemnification procedures set forth in the Asset Purchase Agreement.

                        Article XII DURATION; TERMINATION

              SECTION 12.01 DURATION

              This Agreement shall be effective as of the date hereof and shall remain in full force and effect for a minimum period of 3 (three) years from the Closing Date unless otherwise terminated pursuant to Section 12.02.

              SECTION 12.02 TERMINATION

              This Agreement may be terminated prior to the period specified in Section12.01 as follows:

              (1) By Fund if at any time Folksam or Folksam General breaches the covenants provided for in Article VIII or if during the Second Term (as defined in Section 8.01(b)) enters into any transaction relating to Folksam, resulting in Folksam General not being in control of the management of the affairs of Folksam (it being agreed that Fund may terminate this Agreement under such circumstances whether or not its consent was granted and whether or not the withholding of any consent was reasonable) or Folksam fails to fund the Loss Fund Accounts as provided for in Article IX, or if Folksam is declared bankrupt,

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placed under receivership or becomes subject to liquidation or suspends its payments and such breach or failure, as the case may be, is not cured within 20 (twenty) Business Days after written notice to Folksam of such default. Provided however, notwithstanding the early termination of this Agreement provided for herein, Fund shall be entitled to a minimum fee as provided for in Section 12.03.

             (2) At any time upon the mutual written consent of the Parties hereto, which shall state the effective date of termination.

             (3) Upon a material breach of the terms and conditions of this Agreement which is specified in writing to the Party and which has not been cured within 30 (thirty) Business Days of such written notice.

             SECTION 12.03 SERVICES CONTINUING AFTER TERMINATION

             Notwithstanding termination of this Agreement, Fund shall, following the effective date of termination, and for a period not to exceed 6
(six) months following such date, provide such services as Folksam may reasonably request to avoid a disruption or interruption in the administration of the Retained Business and to effect an orderly transition to one or more successor service providers. PROVIDED HOWEVER, in consideration of such continued 6 (six) month service, Folksam shall pay Fund, within 30 (thirty) days of the effective date of the termination, an additional fee equal to the 12 (twelve) month Retained Business Fee rate provided for in Article X. The Parties expressly prior acknowledge that such aforementioned fees shall be guaranteed in any event and are intended to compensate Fund for, among other things, employee expenses and the costs of finding new Facilities (as defined in Article VII).

                       XIII GOVERNING LAW AND JURISDICTION

             SECTION 13.01 GOVERNING LAW

             This Agreement shall be construed in accordance with and governed by the laws of Sweden, excluding choice of law provisions thereof.

             SECTION 13.02 ARBITRATION

             Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce.

             1. The place of arbitration shall be Stockholm, Sweden.

             2. The language to be used in the arbitral proceedings shall be English.

             3. The arbitral proceedings under this Agreement shall be joined with any arbitral proceedings between the Parties in relation to any of the other agreements, entered into between the Parties this day, i.e. the Asset Purchase Agreement, the Transfer and Assumption Agreement and the Note.

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             4. The Parties undertake and agree that all arbitral proceedings conducted by reference to this Article will be kept strictly confidential, and all information disclosed in the course of such arbitral proceedings will be used solely for the purpose of these proceedings.

                                XIV MISCELLANEOUS

             SECTION 14.01 CONFIDENTIALITY

             All transactions under this Agreement and all non-public information received by each Party from the other will be treated as proprietary information and will be maintained as confidential. Neither Party shall reveal such confidential information without first obtaining the other Party's consent unless such disclosure is required by law or by a duly empowered arbitration panel.

             SECTION 14.02 SEVERABILITY

             If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

             SECTION 14.03 NOTICES

             All notices and communications hereunder shall be in writing and shall be deemed to have been received 3 (three) Business Days after mailing, or if by telecopier or by hand, when received, and if by overnight mail, on the next day. Any written notice shall be by either certified or registered mail, return receipt requested, or overnight delivery service (providing for delivery receipt) or delivered by hand. All notices or communications shall be sent to the Parties at the following addresses:

IF TO FUND:  Fund American Management Company
             c/o the Managing Director
             Folksam Building
             Bohusgatan 14
             Stockholm, Sweden S-106 60
             Fax No. 011 46 8 714 7611

             with a copy under separate cover to:

             Folksamerica Reinsurance Company
             One Liberty Plaza
             New York, NY 10006
             Attention: Donald A. Emeigh, Jr.
             Telecopier: (212) 732 5614

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IF TO FOLKSAM:             Folksam International Insurance Company Ltd. (publ)
                           Folksam Building
                           Bohusgatan 14
                           Stockholm, Sweden S-106 60
                           Fax No. 011 46 8 714 7611

IF TO FOLKSAM GENERAL      Folksam omsesidig sakforsakring
                           Folksam Building
                           Bohusgatan 14
                           Stockholm, Sweden S-106 60
                           Fax: 011 46 8 772 6275

Delivery of notices and other communications by FAX shall be effective so long as a confirming copy is mailed to the appropriate address and in the manner set forth above within 1 (one) Business Day after the FAX transmission.

             SECTION 14.04 WAIVERS; AMENDMENTS

             This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege.

             SECTION 14.05 SUCCESSOR AND ASSIGNS; BINDING EFFECT

             Except as provided for herein, this Agreement may not be assigned in whole or in part by any of the Parties hereto without the prior written approval of the other Party (which consent shall not be unreasonably withheld or unduly delayed) and any attempt to assign this Agreement without such consent shall be void. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns and legal representative.

             SECTION 14.06 FURTHER ASSURANCES

             Each of the Parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions of this Agreement.

             SECTION 14.07 LIMITED AUTHORITY

             Folksam on the one hand, and Fund, on the other, are not partners or joint venturers, and no employee or agent of either Party shall be considered an employee or agent of the other. Each Party's authority shall be limited to that which is expressly stated in this Agreement.

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              SECTION 14.08 SURVIVORSHIP

              Following the termination of this Agreement, the Parties shall be or remain obligated under all provisions of this Agreement which by their terms continue after the termination of this Agreement or are incidental to the performance of the obligations under such provisions.

              SECTION 14.09 HEADINGS

              Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

              SECTION 14.10 EXECUTION IN COUNTERPARTS

              This Agreement may be executed by the Parties hereto in any number of counterparts, and by each of the Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                 ---------------

              IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                   Folksam International Insurance
                                   Company Ltd (publ)
                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Folksam Mutual General Insurance
                                   Company
                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Fund American Management Company
                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

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